SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

Lincoln National Convertible Securities Fund, Inc.
-----------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

-----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1. Title of each class of securities to which transaction applies:

2. Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4. Proposed maximum aggregate value of transaction:

5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

-------------------------------------------------------

2) Form, Schedule or Registration Statement No.:

-------------------------------------------------------

3) Filing Party:

-------------------------------------------------------

4) Date Filed:

-------------------------------------------------------

LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

ONE COMMERCE SQUARE
2005 MARKET STREET
PHILADELPHIA, PENNSYLVANIA 19103

Supplement to Proxy Statement dated May 7, 2002
Annual Meeting of Shareholders to be held on August 15, 2002

The Board of Directors of Lincoln National Convertible Securities Fund, Inc. (the "Fund") has rescheduled the Fund's Annual Meeting of Shareholders to Thursday, August 15, 2002 at 10:00 a.m. (Philadelphia time). The Annual Meeting will be held at the offices of Delaware Investments, Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania 19103.